FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PISFX	PBIOX	PCIOX	PMIOX	PRIOX	PIIYX

Putnam Retirement Income Fund Lifestyle 3

Summary prospectus
6|30|13

A world of investing.™

Putnam INVESTMENTS

Putnam Retirement Income Fund Lifestyle 3

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 6/30/13, are incorporated by reference into this summary prospectus.

Goal

Putnam Retirement Income Fund Lifestyle 3 seeks current income consistent with what Putnam Investment Management, LLC believes to be prudent risk. Its secondary objective is capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 24 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	0.40%*
Class R	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

							Total
							annual
							fund
							operating
		Distri-			Total		expenses
		bution and		Acquired	annual		after
		service		fund	fund	Expense	expense
Share	Manage-	(12b-1)	Other	fees and	operating	reimburse-	reimburse-
class	ment fees	fees	expenses	expenses	expenses	ment****	ment

Class A	0.48%	0.25%	1.04%	0.11%	1.88%	(0.77)%	1.11%
Class B	0.48%	1.00%	1.04%	0.11%	2.63%	(0.77)%	1.86%
Class C	0.48%	1.00%	1.04%	0.11%	2.63%	(0.77)%	1.86%
Class M	0.48%	0.50%	1.04%	0.11%	2.13%	(0.77)%	1.36%
Class R	0.48%	0.50%	1.04%	0.11%	2.13%	(0.77)%	1.36%
Class Y	0.48%	N/A	1.04%	0.11%	1.63%	(0.77)%	0.86%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

**** Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 6/30/14. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$509	$895	$1,307	$2,453
Class B	$689	$1,044	$1,526	$2,724
Class B (no redemption)	$189	$744	$1,326	$2,724
Class C	$289	$744	$1,326	$2,907
Class C (no redemption)	$189	$744	$1,326	$2,907
Class M	$459	$898	$1,364	$2,648
Class R	$138	$593	$1,073	$2,401
Class Y	$88	$439	$814	$1,868

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund

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operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 45%.

Investments, risks, and performance

Investments

The fund’s asset allocation strategy may be attractive to investors who are in or near retirement, or who otherwise intend to make periodic withdrawals of their investment in the near future. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations between fixed-income and equity investments from time to time within a certain range to try to optimize the fund’s performance consistent with its goal.

The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range

Equity	40%	5-50%
Fixed Income	60%	50-95%

We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund we refer to as the underlying fund. We may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. We also invest in other fixed-income securities, such as mortgage-backed investments, and invest in money market securities or affiliated money market or short-term investment funds for cash management. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.

We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The typical allocation and the range of allowable allocation of the fund’s assets in the underlying fund that we currently expect are shown below.

Underlying fund	Permitted investments	Typical allocation	Range

Putnam Absolute	Equities, fixed income, alternative	10%	0-25%
Return 700 Fund	investments, derivatives

For purposes of measuring the fund’s allocations to fixed income and equity investments, we regard Putnam Absolute Return 700 Fund as an equity investment. The fund’s remaining assets are invested in other securities, as described above.

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Risks

It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

The fund and the underlying fund bear the following risks. Our allocation of assets among asset classes and the underlying fund may hurt performance. The value of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. The value of bond investments is also affected by changing market perceptions of the risk of default. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of a suite of three Putnam Retirement Income Lifestyle Funds designed to offer a choice of potential risk/return profiles for investors in or near retirement or otherwise seeking an investment for use with a periodic withdrawal program. Investors are encouraged to seek the assistance of a financial advisor in selecting a Putnam Retirement Income Lifestyle Fund and in developing a periodic withdrawal program that is appropriate to their personal investment goals and financial circumstances. The fund makes no representations regarding its suitability for any particular investor or periodic withdrawal program. Investors should understand that pursuing higher returns may involve higher volatility and that a fund’s performance results may not be sustainable.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. However, prior to becoming Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in the underlying fund; had it done so, the performance information below may have differed. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/12)

			Since inception
Share class	1 year	5 years	9/13/04

Class A before taxes	7.41%	2.46%	4.06%
Class A after taxes on distributions	6.87%	0.97%	2.62%
Class A after taxes on distributions and
sale of fund shares	5.04%	1.22%	2.66%
Class B before taxes	6.20%	2.22%	3.79%
Class C before taxes	10.11%	2.54%	3.79%
Class M before taxes	8.07%	2.22%	3.69%
Class R before taxes	11.51%	3.03%	4.31%
Class Y before taxes	12.27%	3.58%	4.82%
Barclays U.S. Aggregate Bond Index
(no deduction for fees, expenses or taxes)	4.22%	5.95%	5.37%
S&P 500 Index (no deduction for fees,
expenses or taxes)	16.00%	1.66%	5.06%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of GAA, portfolio manager of the fund since 2012

Robert Kea, Co-Head of GAA, portfolio manager of the fund since 2004

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Co-Head of GAA, portfolio manager of the fund since 2004

Jason Vaillancourt, Co-Head of GAA, portfolio manager of the fund since 2012

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP103 281867 6/13 Putnam Retail Management